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SCHEDULE 14A INFORMATION
Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12
GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GRIFFON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 5, 2004

To our stockholders:

        An annual meeting of stockholders will be held at the Garden City Hotel, Garden City, New York on Thursday, February 5, 2004 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  1.
  Election of four directors, each for a term of three years.

  2.
  Any other matters that properly come before the meeting.

        The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

        If you are a stockholder of record at the close of business on December 26, 2003, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about December 30, 2003.

                      By Order of the Board of Directors,
                      EDWARD I. KRAMER
                      Secretary

Dated:  December 30, 2003
              Jericho, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

GRIFFON CORPORATION
100 Jericho Quadrangle
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Thursday, February 5, 2004

        Our annual meeting of stockholders will be held on Thursday, February 5, 2004 at the Garden City Hotel, Garden City, New York at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about December 30, 2003.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting on the election of directors.

        We do not expect you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2003 and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on December 26, 2003. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

  •
  by attending the meeting or

  •
  by completing, signing, dating and returning the enclosed proxy card.

Can I change my mind after I vote?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) properly completing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, and their telephone number is 800-937-5449.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 26, 2003 must be present at the meeting. This is referred to as a quorum. On December 26, 2003, there were 29,587,508 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of twelve directors as set forth below.

Class I (To Serve Until the Annual Meeting of Stockholders in 2005)	Class II (To Serve Until the Annual Meeting of Stockholders in 2006)	Class III (To Serve Until the Annual Meeting of Stockholders in 2004)
Bertrand M. Bell (2)(3)	Robert Balemian	Henry A. Alpert (2)
Martin S. Sussman (1)	Harvey R. Blau	Abraham M. Buchman (1)(2)
Joseph J. Whalen (1)(4)	Ronald J. Kramer	Rear Admiral Clarence A. Hill, Jr.
Lester L. Wolff	Lieutenant General James	(USN Ret.)(2)(4)
	W. Stansberry (USAF Ret.)	William H. Waldorf (1)(3)

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Ethics Oversight Committee.

(4)
Member of Nominating Committee.

        Henry A. Alpert, Abraham M. Buchman, Clarence A. Hill and William H. Waldorf, directors in Class III, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2007, or until their successors are chosen and qualified.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Mr. Henry A. Alpert (56) has been a director since 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund.

        Mr. Abraham M. Buchman (87) has been a director since 1966. Mr. Buchman has been a practicing attorney in the State of New York for more than the past five years and is a partner in the law firm of Buchman & O'Brien.

        Rear Admiral Clarence A. Hill, Jr. (USN Ret.) (83) has been a director since 1982. Rear Admiral Hill was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1973. Since retirement, Rear Admiral Hill has been acting as an independent consultant with respect to the utilization of advanced concepts of system modeling and manpower survey techniques. For more than the past five years, Rear Admiral Hill has been Vice President, Treasurer and a director of the Naval Aviation Foundation which supports Naval Aviation plans and programs.

        Mr. William H. Waldorf (65) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years.

Standing Director Biographies

        Mr. Robert Balemian (64) has been President and a director since 1982. Mr. Balemian was Vice President from February 1976 through December 1978 and Vice President of Finance from December 1978 until March 1982.

        Dr. Bertrand M. Bell (74) has been a director since 1976. Dr. Bell has been Professor of Medicine at Albert Einstein College of Medicine for more than the past five years and was appointed Distinguished Professor in September 1992.

        Mr. Harvey R. Blau (68) has been Chairman of the Board since 1983. Mr. Blau also is Chairman of the Board of Aeroflex Incorporated, a diversified manufacturer of military and industrial products.

        Mr. Ronald J. Kramer (45) has been a director since 1993 and Vice Chairman of the Board since November 2003. Mr. Kramer has served as President and as a director of Wynn Resorts, Ltd., the developer, owner and operator of a hotel and casino resort in Las Vegas, Nevada, since April 2002. From July 1999 to October 2001, he was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and at its predecessor Wasserstein Perella & Co. Mr. Kramer served as Chairman and Chief Executive Officer of Ladenburg Thalmann Group Inc., an investment banking firm, from May 1995 to July 1999. Mr. Kramer is also a member of the board of directors of Monster Worldwide, Inc., a global provider of career solutions, Lakes Entertainment, Inc., a developer and manager of casinos, and New Valley Corporation, a company engaged, in the real estate business. Mr. Kramer is the son-in-law of Mr. Harvey R. Blau.

        Lieutenant General James W. Stansberry (USAF Ret.) (76) has been a director since 1991. He was an officer in the United States Air Force for thirty-five years prior to his retirement in 1984. Since 1984, Lieutenant General Stansberry has been President of Stansberry Associates International, Inc., an independent consulting firm specializing in strategic planning for aerospace and defense firms. Lieutenant General Stansberry is also a director of Kiddie Technology, Inc., a company engaged in the manufacture of protective devices which sense overheating and industrial explosive risks.

        Mr. Martin S. Sussman (66) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman & Habermann LLP for more than the past five years.

        Mr. Joseph J. Whalen (71) has been a director since 1999. He was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994. Mr. Whalen is also a director of Interpool, Inc., a company engaged in the leasing of transportation equipment.

        Mr. Lester L. Wolff (84) has been a director since 1987. He has been President of Lester Wolff Enterprises Limited, a public relations firm, since 1981. Mr. Wolff served as a member of the U.S. House of Representatives from 1964 to 1981. Mr. Wolff is Chairman of Pacific Community Institute, an educational organization. He is also President of International Trade and Development Agency, a consulting firm, Chairman of American International Learning Corporation, an educational coordinating organization, and of International Information Agency, Inc., a company involved in television production.

Directors' Compensation and Board Committees

        Directors who are not our employees receive an annual fee of $25,000 and a fee of $1,500 for each Board of Directors meeting attended. Audit committee members receive $2,500 for each committee meeting attended and members of each other committee receive $1,500 for each committee meeting attended. The fees paid to our non-employee directors were established by the Board after consultation with a compensation consultant. In addition, under our Outside Director Stock Award Plan, each non-employee director receives, at the time of the Annual Meeting of Stockholders each year, shares of our common stock having a market value of $10,000. All shares awarded under this plan vest over a period of three years. In fiscal 2003, an aggregate of 7,300 shares were granted under this plan.

        During the fiscal year ended September 30, 2003 there were

  •
  5 meetings of the Board of Directors,

  •
  5 meetings of the Audit Committee,

  •
  4 meetings of the Compensation Committee,

  •
  1 meeting of the Nominating Committee, and

  •
  1 meeting of the Ethics Oversight Committee.

        Our Audit Committee is involved in discussions with management and our independent auditors with respect to financial reporting and our internal accounting controls. The Audit Committee appoints our independent auditors and determines whether the fees paid to our independent auditors are compatible with that firm's independence. See "Audit Committee Report". Our Compensation Committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation." Our Ethics Oversight Committee is responsible for establishing and maintaining procedures for receipt, investigating and reporting of information and reports concerning alleged violations of our Code of Business Ethics and Standards of Conduct. The Nominating Committee is responsible for making recommendations to the Board regarding its composition, and has nominated the directors to be elected at this meeting. Each director attended or participated in at least 75% of the meetings of the Board of Directors and the committees on which he served.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on filings with the Securities and Exchange Commission, for each holder of more than five percent of our common stock as of November 30, 2003.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class(1)
Barclays Global Investors (2)	2,654,730	(8.9%)
Dimensional Fund Advisors (3)	1,899,660	(6.4%)
Patrick L. Alesia (4)	147,212
Henry A. Alpert (6)(7)	20,996
Robert Balemian (4)(5)	2,432,024	(6.9%)
Bertrand M. Bell (6)	16,281
Harvey R. Blau (4)(5)(8)	3,198,330	(9.0%)
Abraham M. Buchman (6)	15,655
Rear Admiral Clarence A. Hill, Jr. (Ret.) (6)	19,010
Edward I. Kramer (4)(9)(10)	148,669
Ronald J. Kramer (6)(11)	52,889
Lieutenant Gen. James W. Stansberry (Ret.) (6)(12)	21,621
Martin S. Sussman (6)	12,431
William H. Waldorf (6)	14,298
Joseph J. Whalen (6)	7,489
Lester L. Wolff (6)	13,761
Griffon Corporation Employee Stock Ownership Plan (13)	2,762,609	(9.3%)
Directors and executive officers as a group (14 persons) (14)	6,120,666	(17.3%)

(1)
No officer or director beneficially owns more than one percent of the issued and outstanding shares of our common stock unless otherwise indicated. Ownership represents sole voting and investment power, except where otherwise indicated.

(2)
Reflects shares of common stock beneficially owned by Barclays Global Investors ("Barclays") which holds sole dispositive power and sole voting power with respect to 2,654,730 shares. The address for Barclays is 45 Fremont Street, San Francisco, California 94105.

(3)
Reflects shares of common stock beneficially owned by Dimensional Fund Advisors, Inc. ("Dimensional") which holds sole dispositive power and sole voting power with respect to 1,899,660 shares of common stock. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(4)
Includes for Messrs. Blau, Balemian, Alesia and Edward I. Kramer, 2,328,000, 1,750,000, 107,500 and 109,000 shares of common stock, respectively, issuable with respect to options currently exercisable and options which become exercisable within 60 days under our stock option plans. See "Management — Stock and Compensation Plans."

(5)
Includes for Messrs. Blau and Balemian, 275,000 shares of common stock acquired by each of them under our Senior Management Incentive Compensation Plan. See "Management — Stock and Compensation Plans."

(6)
Includes shares of common stock granted pursuant to our Outside Director Stock Award Plan. See "Management — Stock and Compensation Plans — Outside Director Stock Award Plan."

(7)
Includes 14,400 shares of common stock owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is one of two trustees.

(8)
Includes 142,809 shares of common stock owned by Mr. Blau's wife.

(9)
The Kramer, Coleman, Wactlar & Lieberman, P.C. Profit Sharing Plan, of which Mr. Edward I. Kramer is one of three trustees, owns 5,926 shares of common stock of the company, all of which are allocated to Mr. Kramer.

(10)
Includes 326 shares of common stock owned by Mr. Edward I. Kramer's wife.

(11)
Includes 22,880 shares of common stock owned by Mr. Ronald J. Kramer's wife and daughters and 8,800 shares of common stock owned by a limited partnership of which Mr. Kramer is a general partner, as to which Mr. Kramer disclaims beneficial ownership of such shares of common stock which are in excess of his pecuniary interest.

(12)
Includes 10,315 shares of common stock owned by Lieutenant General Stansberry's wife and 1,925 shares of common stock owned by the Stansberry Associates Money Purchase Plan of which Mr. Stansberry and his wife are the trustees.

(13)
The address for the Griffon Corporation Employee Stock Ownership Plan is c/o U.S. Trust Company, N.A., as Trustee, 515 South Flower Street, Los Angeles, California 90071. See "Management — Stock and Compensation Plans — Employee Stock Ownership Plan."

(14)
Includes 4,294,500 shares of common stock issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers under our stock option plans. See "Management — Stock and Compensation Plans."

MANAGEMENT

Our Officers

        Our officers are:

Name	Age	Office Held
Harvey R. Blau	68	Chairman of the Board and Chief Executive Officer
Robert Balemian	64	President and Chief Financial Officer
Patrick L. Alesia	55	Vice President and Treasurer
Edward I. Kramer	69	Vice President, Administration and Secretary

        Mr. Patrick L. Alesia has been our Vice President since May 1990 and has been our Treasurer since April 1979.

        Mr. Edward I. Kramer has been our Vice President, Administration since February 1997 and our Secretary since February 1998. He has been a member of the law firm of Kramer, Coleman, Wactlar & Lieberman, P.C., our general counsel, for more than the past five years. See "Management — Certain Transactions". Mr. Kramer is also a member of our Ethics Oversight Committee.

Executive Compensation

        The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer and each of our other executive officers for services rendered during the fiscal years ended September 30, 2003, 2002 and 2001:

Summary Compensation Table

Long-Term Compensation
Annual Compensation
					Number of Shares Underlying Options	Long-Term Incentive Plan Payouts
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)			All Other Compensation(3)
Harvey R. Blau Chairman and Chief Executive Officer	2003 2002 2001	$824,000 797,000 834,000	$4,319,000 3,337,000 3,196,000	— — —	100,000 150,000 330,000	— — —	$63,348 116,886 190,533
Robert Balemian President and Chief Financial Officer	2003 2002 2001	$744,000 720,000 753,000	$4,261,000 3,279,000 3,138,000	— — —	75,000 100,000 220,000	— — —	$26,377 48,300 46,542
Patrick L. Alesia Vice President and Treasurer	2003 2002 2001	$325,000 308,000 288,000	$135,000 125,000 110,000	— — —	25,000 25,000 22,000	— — —	$10,397 16,862 16,640
Edward I. Kramer Vice President, Administration and Secretary	2003 2002 2001	$132,000 125,000 125,000	— — —	— — —	10,000 10,000 11,000	— — —	$7,401 7,126 7,386

(1)
Includes for Messrs. Blau and Balemian a cash incentive bonus under our Senior Management Incentive Compensation Plan. The bonus amounts for each of Messrs. Blau and Balemian include $205,100 which was deferred under such Plan for fiscal 2002 and $500,000 which was deferred for fiscal 2001 all of which will be paid in the form of shares of our common stock. Accordingly, there has been reserved 18,049 and 46,840 shares of our common stock in respect of each of Messrs. Blau and Balemian's incentive compensation for fiscal 2002 and 2001, respectively. See "Management — Employment Agreements and Stock and Compensation Plans."

(2)
Other Annual Compensation excludes certain perquisites and other non-cash benefits provided by us since such amounts do not exceed the lesser of $50,000 or 10% of the total annual compensation disclosed in this table for the respective officer.

(3)
All Other Compensation in fiscal 2003 includes: (a) $54,049, $17,078, $1,098 and $953 paid by us for life insurance policies on Messrs. Blau, Balemian, Alesia and Kramer, respectively; (b) our contributions under the Griffon Corporation 401(k) Retirement Plan of $8,299 paid by us for each of Messrs. Blau, Balemian and Alesia and $5,448 for Mr. Kramer; and (c) $1,000 in company contributions allocated under our Employee Stock Ownership Plan on behalf of each of Messrs. Blau, Balemian, Alesia and Kramer.

Employment Agreements

        In May 2001, we entered into amended and restated employment agreements with each of Messrs. Blau and Balemian. In July 2003, the agreements were amended to extend their term until December 1, 2009. Pursuant to these agreements, Messrs. Blau and Balemian receive a base salary and an annual bonus calculated in accordance with our Senior Management Incentive Compensation Plan.

        The employment agreements further provide for a five year consulting period after the termination of employment during which each executive will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary. The employment agreements also provide for cost of living adjustments, life insurance and for the continuation of certain benefits following death or disability.

        The employment agreements further provide that in the event there is a change in the control of the company, as defined therein, each executive has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive as a lump sum payment the compensation (including incentive bonus, if any) remaining to be paid for the balance of the term of the agreement. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due.

Stock and Compensation Plans

    Stock Option Plans

        We maintain various stock option plans under which options generally vest 50% one year after date of grant and 100% two years after date of grant. The purchase price of the shares of common stock subject to each option granted is not less than 100% of the fair market value at the date of grant. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or its Compensation Committee. The participants in these plans are officers and employees of the company and its subsidiaries or affiliates, except that our 1998 Employee and Director Stock Option Plan may also include directors and consultants.

Name of Plan	Shares Issuable for Exercisable Options as of November 30, 2003	Range of Exercise Prices of Outstanding Options	Shares Issuable under Options Available for Grant at November 30, 2003
2001 Stock Option Plan	699,900	$8.35 to $13.62	465,100
1998 Employee and Director Stock Option Plan	1,046,950	$5.46 to $15.29	233,150
1998 Stock Option Plan	1,100,000	$10.11	—
1997 Stock Option Plan	1,580,700	$12.00 to $14.32	—
1995 Stock Option Plan	755,700	$7.84 to $12.00	—
1992 Non-Qualified Stock Option Plan (expired November 2002)	35,200	$6.59 to $12.00	—
1988 Non-Qualified Stock Option Plan (expired May 1998)	23,100	$6.82 to $8.52	—

    Compensation Plans

        Senior Management Incentive Compensation Plan.    Our Senior Management Incentive Compensation Plan (the "Incentive Plan"), which was adopted by the Board of Directors in November 1997 and approved by the stockholders in February 1998, provides for annual bonuses to Messrs. Blau and Balemian based upon company performance. Under the Incentive Plan, each of Messrs. Blau and Balemian is entitled to receive a bonus based upon our consolidated pretax earnings, as defined, for each fiscal year. In the case of Mr. Blau, the annual bonus equals 4% of the first $5,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. In the case of Mr. Balemian, the annual bonus equals 2.5% of the first $3,000,000 of consolidated pretax earnings, plus 3.5% of the next $2,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. Through fiscal 2002, up to $500,000 of the annual bonus payable for any fiscal year to Messrs. Blau and Balemian was payable in deferred shares of common stock. There were 550,000 shares of common stock authorized under the Incentive Plan, all of which were allocated through fiscal 2002.

        The amount of the bonus for each of Messrs. Blau and Balemian for a fiscal year that was payable in deferred shares of common stock (the "Stock Portion") was converted to a hypothetical number of shares of common stock and credited to a bookkeeping account in his name. The number of shares equals (i) the amount of the Stock Portion divided by (ii) the "Value" of a share of common stock as of the last day of the fiscal year for which the bonus is paid. The "Value" of a share of common stock as of a given date is defined as the average of the closing prices of a share of common stock on the New York Stock Exchange composite tape (or, if the common stock is not listed on such exchange, on any other national securities exchange on which the common stock is listed) for each trading day during the period of 20 trading days ending with such date. If the common stock is not traded on any national securities exchange, the Value of the common stock is to be determined in good faith by the committee administering the Incentive Plan. The deferred stock credited to the accounts of Messrs. Blau and Balemian will be delivered in the form of shares of common stock when he ceases to be our employee, either all at once or in up to five annual installments. However, the committee administering the incentive plan has the power, in its discretion, to accelerate delivery of the deferred stock. Upon a Change in Control of the company (as defined in the Incentive Plan), bonuses will be paid, entirely in cash, with respect to the portion of our then current fiscal year before the Change in Control, based upon performance for that portion of the year, and the deferred stock credited to participants' accounts will be paid to them in the form of cash based upon the Change in Control Consideration (as defined in the Incentive Plan).

        Outside Director Stock Award Plan.    We have an Outside Director Stock Award Plan (the "Outside Director Plan"), which was approved by stockholders in 1994, under which 330,000 shares of common stock may be issued to non-employee directors. Annually, at the time of each annual meeting of stockholders, each eligible director is awarded shares of our common stock having a value of $10,000, which shares vest in equal installments over a three-year period. During fiscal 2003, 7,300 shares of common stock were issued under the Outside Director Plan. As of November 30, 2003, an aggregate of 222,184 shares of common stock remained available for future grants under the Outside Director Plan.

        Employee Stock Ownership Plan.    In May 1983, we adopted an Employee Stock Ownership Plan, as amended ("ESOP" or "Plan"). Our employees and employees of our subsidiaries are eligible to participate in the Plan, provided they are not members of a collective bargaining unit. The ESOP has a Trustee, U.S. Trust Company, N.A. (the "Trustee"), who votes the securities held by the Plan (other than securities of the company which have been allocated to employees' accounts).

        The annual contributions to the Plan are to be in such amounts as the Board of Directors in its sole discretion shall determine. Historically, the Board of Directors has authorized contributions in an amount sufficient to satisfy the Plan's obligations with respect to the Loan Agreement described below. Each employee who participates in the Plan has a separate account and the annual contribution by us to an employee's account is not permitted to exceed the lesser of $40,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued thereunder) or 100% of such employee's annual compensation, as defined under the Plan. No contributions are required of, nor are any accepted from, any employee.

        Contributions to the Plan are invested primarily in the company's securities. The Trustee has the right to purchase the company's securities on behalf of employees. The Trustee is considered the shareholder for the purpose of exercising all owners' and shareholders' rights, with respect to the company's securities held in the Plan, except for voting rights, which inure to the benefit of each participant who can vote all shares of common stock held in his account, even if said shares are not vested. As of November 30, 2003, there were 2,762,609 shares of common stock in the Plan, of which 2,499,038 were allocated to employees and 263,571 were unallocated.

        The Trustee is empowered to borrow funds for the purpose of purchasing the company's securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for allocation as principal and interest are repaid. In fiscal 2001, the ESOP entered into a loan agreement. The loan agreement was amended in fiscal 2002 to provide for additional borrowings of $2,000,000. The proceeds of these loans were used to purchase our common stock. The loans provide for repayment in quarterly installments through 2007. The loans are guaranteed by us. As of November 30, 2003, the Plan had outstanding borrowings of $3,500,000.

Stock Option Grants in Last Fiscal Year

        The following table sets forth all stock option grants to the executive officers named in the "Summary Compensation Table" during the fiscal year ended September 30, 2003:

	Individual Grants(1)
					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms(5)
	Number of Shares Underlying Options Granted (2)	% of Total Shares Granted to Employees in Fiscal Year (3)
Name			Exercise Price ($/Sh)	Expiration Date	Stock Price 5% ($)(4)	Dollar Gain(1)	Stock Price 10% ($)(4)	Dollar Gain(1)
Harvey R. Blau	100,000	17.30%	$13.62	04-29-13	$22.19	$857,000	$35.33	$2,171,000
Robert Balemian	75,000	12.97	13.62	04-29-13	22.19	642,000	35.33	1,628,000
Patrick L. Alesia	25,000	4.32	13.62	04-29-13	22.19	214,000	35.33	542,000
Edward I. Kramer	10,000	1.73	13.62	04-29-13	22.19	85,000	35.33	217,000

(1)
All grants are under our stock option plans. Dollar gains are based on the assumed annual rates of appreciation above the exercise price of each option for the term of the option.

(2)
Grants were made at the fair market value of our common stock on the date of grant. Grants vest 50% one year after date of grant and 100% two years after the date of grant.

(3)
Total options granted to employees in fiscal 2003 were for 578,050 shares of common stock.

(4)
The stock price represents the price of our common stock if the assumed annual rates of stock price appreciation are achieved over the term of each of the options.

(5)
The increase in market value of our common stock for all stockholders as of November 30, 2003, assuming annual rates of stock appreciation from September 30, 2003 (stock price of $17.96 per share) over the ten year period used in this table, aggregate approximately $335,409,000 at a 5% rate and $850,000,000 at a 10% rate.

  Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth stock options exercised during fiscal 2003 and all unexercised stock options of the executive officers named in the "Summary Compensation Table" as of September 30, 2003:

			Number of Shares Under Outstanding Options at Fiscal Year-End		Value of Outstanding In-The-Money Options at Fiscal Year-End(2)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harvey R. Blau	110,000	$899,500	3,006,500	175,000	$24,199,000	$881,000
Robert Balemian	—	—	1,700,000	125,000	$12,602,000	$623,000
Patrick L. Alesia	5,500	$34,975	161,000	37,500	$1,466,000	$183,000
Edward I. Kramer	—	—	104,000	15,000	$837,000	$73,000

(1)
Value realized is calculated by subtracting the exercise price from the fair market value of the stock on the exercise date.

(2)
Value is calculated by subtracting the exercise price from the fair market value of the stock as of September 30, 2003 of $17.96.

Supplemental Executive Retirement Plan

        Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan ("SERP") for certain of our officers.

        The normal retirement age under the SERP is 72. No benefit is payable unless a participant is vested at the time of termination of employment. A participant's right to receive a benefit vests after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

        The SERP provides an annual benefit upon termination equal to the sum of .25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). "Average" means the average of the three highest paid years out of the last ten prior to retirement. The benefit is reduced by any Social Security benefit attributable to the employment of the participant. Benefits are adjusted for early retirement and retirement after the normal retirement date. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary.

        A trust will be established to which contributions will be made to provide for the benefits under the SERP.

        The following tables show the projected annual benefits payable at age 72 under the SERP before the reduction for Social Security benefits. A participant's SERP benefit would be the total of the applicable amounts from each table, minus the Social Security benefit attributable to the participant's employment. The number of years of service of the participants as of November 30, 2003 are: Mr. Blau, 31; Mr. Balemian, 30; and Mr. Alesia, 30.

Base Salary		Bonus/Incentive Compensation
Assumed Average Annual Base Salary(1)	30 Years of Service With the Company	Assumed Average Bonus/Incentive Compensation(2)	30 Years of Service With the Company
$200,000	$15,000	$100,000	$45,000
300,000	22,500	250,000	112,500
400,000	30,000	500,000	225,000
500,000	37,500	1,000,000	450,000
600,000	45,000	1,500,000	675,000
700,000	52,500	2,000,000	900,000
800,000	60,000	2,500,000	1,125,000
900,000	67,500	3,000,000	1,350,000
1,000,000	75,000	3,500,000	1,575,000

(1)
Average of a participant's base salary for the highest three years out of the last ten prior to retirement.

(2)
Average of a participant's bonus/incentive compensation for the highest three years out of the last ten prior to retirement.

Certain Transactions

        Edward I. Kramer, our Vice President, Administration and Secretary, is a member of the law firm of Kramer, Coleman, Wactlar & Lieberman, P.C., our general counsel for fiscal 2003. During fiscal 2003, we paid approximately $460,000 in legal fees to this firm. Legal fees paid by us to this law firm were reviewed and approved by a committee of independent non-employee directors. Harvey R. Blau, our Chairman of the Board, was a member of the law firm until his resignation, which was effective November 30, 2002. In addition, this firm has subleased from us approximately 3,700 square feet of office space at our corporate headquarters. The rental under this sublease agreement is the same rental per square foot that we paid on our prime lease, including any escalations, and aggregated approximately $106,500 for the fiscal year ended September 30, 2003. Effective October 1, 2003, the sublease was terminated.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2003, our Compensation Committee consisted of Messrs. Henry A. Alpert, Abraham M. Buchman, Dr. Bertrand M. Bell and Rear Admiral Clarence A. Hill, Jr. (Ret.). None of these persons were our officers or employees during fiscal 2003 nor had any relationship requiring disclosure in this Proxy Statement.

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is generally determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements and incentive plans. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2003 is furnished by the directors who comprised the Compensation Committee during fiscal 2003.

Executive Compensation Objectives

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management — Employment Agreements" and "Management — Stock and Compensation Plans."

        Stock options are granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the fair market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable for half of the option shares one year from the date of grant and for all of the option shares two years from the date of grant. Among our executive officers, the number of shares of common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

        From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. The Compensation Committee was advised by a compensation consultant regarding the terms of the employment agreements that we entered into with Messrs. Blau and Balemian in May 2001. No compensation consultant is paid on a retainer basis.

Determining Executive Officer Compensation

        The Compensation Committee annually establishes, subject to the approval of the Board of Directors, and the terms of any applicable employment agreements and our Senior Management Incentive Plan ("Incentive Plan"), the salaries which will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

        For fiscal 2003, pursuant to the terms of his employment agreement with us and the Incentive Plan, Mr. Robert Balemian, our President and Chief Financial Officer, received a base salary and an incentive bonus based on our Consolidated Pretax Earnings. See "Management — Employment Agreements" and "Management — Senior Management Incentive Compensation Plan." Mr. Balemian also received a grant of stock options under our 2001 Stock Option Plan. Mr. Patrick L. Alesia, our Vice President and Treasurer received a base salary, a cash bonus and a grant of stock options under our 2001 Stock Option Plan. Mr. Edward I. Kramer, our Vice President, Administration and Secretary, also received a base salary and a grant of stock options under our 2001 Stock Option Plan. In light of his employment agreement and the Incentive Compensation Plan, the Compensation Committee's only action with respect to Mr. Balemian was to recommend the grant of stock options. The Compensation Committee determined that the base salaries, bonus and grant of stock options to Messrs. Alesia and Kramer were appropriate given our financial performance, the substantial contributions made by them to such performance and the compensation levels of executives at comparable companies.

Compensation of Chief Executive Officer

        For fiscal 2003, pursuant to the terms of his employment agreement with us and the Incentive Plan, Mr. Harvey R. Blau, our Chairman and Chief Executive Officer, received a base salary and an incentive bonus based on our Consolidated Pretax Earnings. See "Management — Employment Agreements" and "Management — Stock and Compensation Plans." In light of his employment agreement and the Incentive Plan, the Compensation Committee's only action with respect to Mr. Blau was to recommend the grant of stock options. The Compensation Committee believes that the grant of options was appropriate based on our financial performance, the substantial contribution made by Mr. Blau to such performance and the compensation levels of comparable companies.

                      The Compensation Committee

                      Abraham M. Buchman (Chairman)
                      Henry A. Alpert
                      Dr. Bertrand M. Bell
                      Rear Admiral Clarence A. Hill, Jr. (Ret.)

AUDIT COMMITTEE REPORT

        As required by its written charter, which sets forth its responsibilities and duties, a copy of which is attached as Exhibit A to this Proxy Statement, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended September 30, 2003 with management.

        The Audit Committee reviewed and discussed with representatives of PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to PricewaterhouseCoopers LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees" and has considered whether the provision of the non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence and concluded that it is.

                      The Audit Committee

                      William H. Waldorf (Chairman)
                      Abraham M. Buchman
                      Martin S. Sussman
                      Joseph J. Whalen

Independence of Audit Committee

        The Audit Committee of the Board of Directors consists solely of "independent directors" within the meaning of applicable rules and regulations of the New York Stock Exchange.

Audit Committee Financial Expert

        The Board has determined that Joseph J. Whalen, a member of the Audit Committee since 1999, qualifies as an "Audit Committee Financial Expert", as defined by Securities and Exchange Commission Rules, based on his education, experience and background.

Code of Ethics for Chairman and Chief Executive Officer and Senior Financial Officers

        The Board of Directors has adopted a Code of Ethics which is attached as Exhibit "B" to this Proxy Statement. Pursuant to the Code of Ethics, our Chairman and Chief Executive Officer and senior financial officers agree to abide by principles governing their professional and ethical conduct.

AUDIT AND RELATED FEES

Audit Fees

        PricewaterhouseCoopers LLP rendered professional services for fees aggregating approximately $772,000 in connection with their audit of our annual financial statements as of and for the year ended September 30, 2003 and their reviews of our financial statements included in our quarterly reports on Forms 10-Q.

Financial Information Systems Design and Implementation Fees

        PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation during fiscal 2003.

All Other Fees

        In addition to the fees described above, aggregate fees of approximately $284,000 were incurred for services rendered by PricewaterhouseCoopers LLP during fiscal 2003, consisting of approximately $153,000 for tax compliance and tax advice (primarily related to our foreign operations) and approximately $131,000 for audit-related services in respect of assistance with and review of documents filed with the SEC and internal control readiness assessment in connection with the Sarbanes-Oxley Act of 2002.

Independence

        Our Audit Committee has determined that the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP as our independent auditors.

Pre-Approval Policies

        Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent auditor, a copy of which is attached as Exhibit C to this Proxy Statement. In accordance with the statement of principles, the Audit Committee determined that the performance of the following services are to be approved in advance pursuant to a proposal from the independent auditor and a request by management for approval: audit services, audit-related services and tax services. These services may also be pre-approved by the Audit Committee in an amount to serve as a budget for such services. All other services must be specifically pre-approved by the Audit Committee.

INDEPENDENT AUDITORS

        PricewaterhouseCoopers LLP acted as our independent auditors for the fiscal year ended September 30, 2003 and has been selected by the Audit Committee of the Board of Directors to continue to act as our independent auditors for the 2004 fiscal year.

        On April 30, 2002, our Audit Committee, as authorized by the Board of Directors, dismissed Arthur Andersen LLP as our independent auditors and authorized the engagement of PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending September 30, 2002. None of Arthur Andersen LLP's reports on our consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended September 30, 2001 and 2002 and through the date of their dismissal, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        We engaged PricewaterhouseCoopers LLP as our new independent auditors as of May 1, 2002. During the fiscal years ended September 30, 2001 and 2000 and through the date of their engagement, we did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Items 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        A representative of PricewaterhouseCoopers LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

PERFORMANCE GRAPH

        The following graph sets forth the cumulative total return to our stockholders during the five year period ended September 30, 2003 as well as an overall stock market index (S & P SmallCap 600 Index) and our peer group index (Dow Jones US Industrial-Diversified Index).

*  $100 invested on 9/30/98 in stock or index-including reinvestment of dividends.

FINANCIAL STATEMENTS

        A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2003 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Section 16(a) Beneficial Ownership Compliance

        Section 16(a) of the Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2003.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $65,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2005 Annual Meeting

        Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than September 1, 2004 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after November 7, 2004, then the notice will be considered untimely and we are not required to present such proposal at the 2005 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after November 7, 2004 at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10-K, upon written request delivered to Edward I. Kramer, Secretary, at the Company's offices at 100 Jericho Quadrangle, Jericho, New York 11753.

                      By Order of the Board of Directors,
                      EDWARD I. KRAMER
                      Secretary

Dated:	December 30, 2003 Jericho, New York

Exhibit A

GRIFFON CORPORATION

AUDIT COMMITTEE CHARTER

I.
Purpose

        The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's auditing, accounting and financial reporting processes generally; (ii) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iii) the Company's systems of internal controls regarding finance, accounting and legal compliance; (iv) the Company's compliance with legal and regulatory requirements; and (v) the performance of the Company's internal auditors and independent auditors.

II.
Committee Membership and Meetings

        The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, The New York Stock Exchange and any other regulatory requirements pertaining to qualifications of Audit Committee members.

        Audit Committee members shall be elected by the Board of Directors on the recommendation of the Nominating Committee and shall serve until their successors shall be duly elected and qualified.

        The Audit Committee shall meet as often as it determines necessary but not less than four times per year on a quarterly basis. The Audit Committee may require officers of the Company, the internal auditors, the independent auditors, the Company's outside counsel, and others to attend meetings and to provide pertinent information, as necessary. The Audit Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with management, internal auditors and the independent auditors to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee.

III.
Responsibilities and Duties

        The Audit Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Audit Committee shall pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

        1.     With respect to financial statements and disclosure matters:

            (a)   Review and discuss with management and the independent auditors, the Company's annual audited financial statements and the quarterly financial statements, including disclosures made in management's discussion and analysis, and press releases relating to its financial condition and results of operations prior to submission to stockholders, any governmental body, any stock exchange, analysts, rating agencies or the public.

            (b)   Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit, including but not limited to, auditing and accounting principles adopted by the Company, the management letter, and any difficulties or restrictions encountered in the course of the audit work.

            (c)   Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K.

            (d)   Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

  2.
  With respect to the independent auditors:

            (a)   Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

            (b)   Review the performance of the Company's independent auditors on at least an annual basis.

            (c)   On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Audit Committee shall: (i) ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) satisfy itself as to the independent auditors' independence.

            (d)   At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

            (e)   Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

            (f)    Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act of 1934 and any amendments thereto.

            (g)   Review, based upon the recommendation of the independent auditors and the internal auditors, the scope and the plan of the work to be done by the independent auditors for each fiscal year.

  3.
  With respect to the internal audit function and internal controls:

            (a)   In consultation with the independent auditors and the internal auditors, (a) review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the internal auditors.

            (b)   Review, based upon the recommendation of the independent auditors and the head of the internal auditors, the scope and plan of the work to be done by the internal auditors and review on an annual basis the performance of the internal auditors.

            (c)   Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  4.
  Periodic and Annual Reviews:

            (a)   Periodically review with each of management, the independent auditors and the internal auditors (i) any significant disagreement between management and the independent auditors or the internal auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

            (b)   Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

            (c)   Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal auditors.

            (d)   Review with management, the independent auditors, the internal auditors and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

            (e)   Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

            (f)    Review and discuss with management and the independent auditors all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

            (g)   Review and discuss with management and the independent auditors (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

            (h)   Review and discuss with management and the independent auditors all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

            (i)    Discuss with management and the Company's independent auditors all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and identify for the Company's auditors any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            (j)    Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

  5.
  General — The Audit Committee shall:

            (a)   Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

            (b)   Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

            (c)   Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

            (d)   Review with management and the independent auditors the sufficiency and quality of the internal auditors and other financial and accounting personnel of the Company.

            (e)   Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

            (f)    Be subject to an annual performance evaluation by the Board of Directors.

            (g)   Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

            (h)   Make available this Charter on the Company's website at www.griffoncorp.com.

IV.
Limitation of Audit Committee's Role

        Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. It is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Exhibit B

CODE OF ETHICS
FOR THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER AND
SENIOR FINANCIAL OFFICERS
OF GRIFFON CORPORATION

        It is the policy of Griffon Corporation that the Chairman and Chief Executive Officer and other senior financial officers of Griffon Corporation ("Griffon") adhere to and advocate the following principles governing their professional and ethical conduct in the fulfillment of their responsibilities:

1.
Act with honesty and integrity, avoiding actual or apparent conflicts between his or her personal, private interests and the interests of Griffon, including receiving improper personal benefits as a result of his or her position.

2.
Disclose to the Corporate Ethics Officer of Griffon any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

3.
Perform responsibilities with a view to causing periodic reports and documents filed with or submitted to the SEC and all other public communications made by Griffon to contain information which is accurate, complete, fair, objective, relevant, timely and understandable.

4.
Comply with laws, rules and regulations of federal, state, and local governments applicable to Griffon, and with the rules and regulations of private and public regulatory agencies having jurisdiction over Griffon.

5.
Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting or omitting material facts or allowing independent judgment to be compromised or subordinated.

6.
Respect the confidentiality of information acquired in the course of performance of his or her responsibilities except when authorized or otherwise legally obligated to disclose any such information; not use confidential information acquired in the course of performing his or her responsibilities for personal advantage.

7.
Share knowledge and maintain skills important and relevant to the needs of Griffon, its shareholders and other constituencies, and the general public.

8.
Pro-actively promote ethical behavior among subordinates and peers in his or her work environment and community.

9.
Use and control all corporate assets and resources employed by or entrusted to him or her in a responsible manner.

10.
Not use corporate information, corporate assets, corporate opportunities or his or her position with Griffon for personal gain; not compete directly or indirectly with Griffon.

11.
Comply in all respects with Griffon's Code of Business Ethics and Standards of Conduct.

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12.
Advance Griffon's legitimate interests when the opportunity arises.

        The Ethics Committee will investigate any reported violations and will oversee an appropriate response, including corrective action and preventative measures. Any officer who violates this Code will face appropriate, case-specific disciplinary action, which may include demotion or discharge.

        Any request for a waiver of any provision of this Code must be in writing and addressed to the Corporate Ethics Officer. Any waiver of this Code will be disclosed promptly on Form 8-K or any other means approved by the SEC.

        It is also the Policy of Griffon Corporation that each officer covered by this Code shall acknowledge and certify to the foregoing annually and file a copy of such certification with Griffon's Corporate Ethics Officer.

OFFICER'S CERTIFICATION

        I have read and understand the foregoing Code of Ethics. I hereby certify that I am in compliance with the foregoing Code of Ethics, and I will comply with the Code in the future. I understand that any violation of the Code will subject me to appropriate disciplinary action, which may include demotion or discharge.

Date:
Name:

B-2

Exhibit C

Griffon Corporation
Audit Committee Statement of Principles

I.    STATEMENT OF PRINCIPLES

The Audit Committee is required to approve in advance all services performed by the independent auditor in order to assure that the providing of such services does not impair the auditor's independence. Such services may be audit, audit-related, tax or other services. Approval may be given in any of the following methods:

A.    General Approval — given annually in advance pursuant to a proposal from the independent auditor and request by management for approval. Normally includes audit, audit-related and tax services, given at a meeting addressing the annual engagement proposal from the independent auditor.

B.    General Pre-approval — given annually in advance in an amount to be used as budget for one or more unanticipated engagements as requested by management. Normally includes minor audit, audit-related and tax services for which specific proposals are not available at the time of the annual General Approval.

C.    Specific Pre-approval — given from time to time as conditions may dictate for specific engagements not anticipated and already approved, pursuant to a proposal from the independent auditor and request by management. Normally includes services which are not included in the definitions of audit, audit-related or tax services or are in excess of the cumulative amounts set forth in General Pre-approval.

II.    DELEGATION

The Audit Committee does not delegate its responsibilities to approve or pre-approve any service provided by the independent auditor. In cases where Specific Pre-Approval is required, the Committee may delegate its authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for affirmation. Until changed by a majority vote of the members of the Audit Committee, the members authorized to have pre-approval authority are William H. Waldorf and Martin S. Sussman.

III.    SERVICES

A.    Audit Services — The annual Audit Services engagement terms and fees will be subject to the General Approval of the Audit Committee. The Audit Committee may approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual Audit Services engagement proposal approved by the Audit Committee, the Committee may grant General Pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.

B.    Audit-related Services — These are services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by an independent auditor. The Audit Committee believes that the performance of Audit-related Services does

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not impair the independence of the auditor. All Audit-related Services are to be given either General Approval or General Pre-approval by the Audit Committee.

C.    Tax Services — The Audit Committee believes that the independent auditor can provide Tax Services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. All Tax Services are to be given either General Approval or General Pre-approval by the Audit Committee.

D.    Other Services — The Audit Committee may grant Specific Pre-approval to those permissible services which do not fall within the above-defined categories of service. Such services are normally routine and recurring services that would not impair the independence of the auditor. The SEC's rules and relevant guidance will be consulted from time to time to determine the precise definitions of such services and the applicability of any exceptions to prohibited services.

IV.    PROCEDURES

Requests of management and proposals from the independent auditor to provide services that require approval by the Audit Committee shall be submitted to the Committee or an individual to which authority has been delegated. Requests for approval must include (i) a statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence and that the fees requested are reasonable, and (ii) if the request is not for Audit Services, a statement from counsel for the Company that the services to be performed are not prohibited services under the Sarbanes-Oxley Act of 2002.

C-2

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFON CORPORATION

February 5, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote FOR the election of directors.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of the following nominees, as set forth in the proxy statement:

NOMINEES:
☐	FOR ALL NOMINEES	o Henry A. Alpert
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o Abraham M. Buchman
☐	FOR ALL EXCEPT (See instructions below)	o Clarence A. Hill o William H. Waldorf
2.
Upon such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder____________	Date:_______	Signature of Stockholder____________	Date:_______
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  GRIFFON CORPORATION

  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
  FEBRUARY 5, 2004

        The undersigned hereby appoints PATRICK L. ALESIA and EDWARD I. KRAMER, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on February 5, 2004 and any adjournments thereof.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFON CORPORATION

February 5, 2004

Please date, sign and mail
your voting card in the
envelope provided as soon as
possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote FOR the election of directors.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.
Election of the following nominees, as set forth in the proxy statement:

NOMINEES:
☐	FOR ALL NOMINEES	o Henry A. Alpert
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o Abraham M. Buchman
☐	FOR ALL EXCEPT (See instructions below)	o Clarence A. Hill o William H. Waldorf

Please sign and date and return this voting instruction card in the attached envelope. This card must be received by 5:00 p.m. Eastern Time on January 30, 2004.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature________________________	Date:______________
NOTE:
Please sign exactly as your name appears on this voting card.

  VOTING INSTRUCTIONS TO

  U.S. TRUST COMPANY, N.A., AS TRUSTEE

  UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

        I hereby direct that at the Annual Meeting of Stockholders of Griffon Corporation on February 5, 2004 and at any adjournments thereof, the voting rights pertaining to the shares of Griffon Corporation Common Stock deemed allocated to my account under the Griffon Corporation Employee Stock Ownership Plan solely for the purpose of voting at the Annual Meeting shall be exercised as checked on this card, or if not checked, shall be voted in the discretion of the Trustee.

        PARTICIPANTS ARE STRONGLY ENCOURAGED TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. YOUR VOTING INSTRUCTIONS TO U.S. TRUST ARE STRICTLY CONFIDENTIAL AND WILL NOT BE DISCLOSED UNLESS REQUIRED BY LAW.

        PARTICIPANTS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

QuickLinks

ABOUT THE MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
STOCK OWNERSHIP
MANAGEMENT
Summary Compensation Table
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
INDEPENDENT AUDITORS
PERFORMANCE GRAPH
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION
CODE OF ETHICS FOR THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS OF GRIFFON CORPORATION
OFFICER'S CERTIFICATION
Griffon Corporation Audit Committee Statement of Principles